SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Filed by the Registrant {X}

  Filed by a Party other than the Registrant {_}

  Check the appropriate box:
  {_}  Preliminary Proxy Statement
  {_} Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  {_}  Definitive Proxy Statement
  {X}  Definitive Additional Materials
  { }  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    GREAT WESTERN FINANCIAL CORPORATION
                 -----------------------------------------
             (Name of Registrant as Specified in Its Charter)

                 -----------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  {X}  No fee required.

  {_}  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

       (4)  Proposed maximum aggregate value of transactions:  _______________

       (5)  Total fee paid.
 --------
  {_}  Fee paid previously with preliminary materials.

  {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: __________________________________________

       (2)  Form, Schedule or Registration Statement No.: ____________________

       (3)  Filing Party:  ___________________________________________________

       (4)  Date Filed: ______________________________________________________



                                                          May 23, 1997

                            VOTE GREEN AND GOLD!

     Dear Great Western Stockholder:

     We want to alert you that you will receive two different colored proxy cards, GREEN and GOLD in connection with Great Western's Special and Annual Meetings on June 13. While we regret the additional mail this creates for Great Western stockholders, please know that your support on BOTH cards is important for the prompt completion of the Washington Mutual merger.

     Your Board is confident that the Washington Mutual merger provides superior value for Great Western stockholders and has rejected the proposed Ahmanson exchange offer. You can support the Washington Mutual merger and oppose Ahmanson by using:

     * The GREEN proxy card to vote FOR the Washington Mutual merger at the Special Meeting, and

     * The GOLD proxy card to vote FOR the Board's nominees and AGAINST each of the other proposals at the Annual Meeting.

     If you have any questions or need assistance in voting your shares, please call Georgeson & Company Inc., our solicitor, at 1-800-223-2064.

     We thank you for your continued support.

     Sincerely,

     John F. Maher                                James F. Montgomery
     President and Chief Executive Officer                  Chairman
     of the Board

                    GREAT WESTERN FINANCIAL CORPORATION


                    GREAT WESTERN FINANCIAL CORPORATION

     Dear Great Western Stockholder:

     Please accept our thanks for sending in your GREEN Proxy Card.

     To avoid the possibility of the validity of your GREEN Proxy Card being challenged or disqualified for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed new GREEN Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience.
     The GREEN Proxy Card will automatically revoke any previous GREEN Proxy Card when it is returned to us.

     [Graphic: box] YOUR PREVIOUS GREEN PROXY WAS UNSIGNED.  (If
                    signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

     [Graphic: box] YOUR PREVIOUS GREEN PROXY WAS UNDATED.  (Please
                    date, sign and return the new proxy in the enclosed envelope.)

     [Graphic: box] YOUR PREVIOUS GREEN PROXY OMITTED YOUR TITLE OR
                    AUTHORITY. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

     [Graphic: box] YOUR PREVIOUS GREEN PROXY, AS SIGNED, DID NOT
                    CONFORM TO THE NAME SHOWN ON THE PROXY. (Please date and sign this GREEN Proxy Card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate their capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

     [Graphic: box] YOUR PREVIOUS GREEN PROXY, AS MARKED, DID NOT
                    CLEARLY SPECIFY YOUR INSTRUCTIONS. Please sign, date and clearly mark your proxy.

     [Graphic: box] OTHER
                    __________________________________________________
                    __________________________________________________


     Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed GREEN Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. Once again, we greatly appreciate your support.

     Sincerely,

     GREAT WESTERN FINANCIAL CORPORATION


                    GREAT WESTERN FINANCIAL CORPORATION

     Dear Great Western Stockholder:

     Please accept our thanks for sending in your GOLD Proxy Card.

     To avoid the possibility of the validity of your GOLD Proxy Card being challenged or disqualified for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed new GOLD Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience. This GOLD Proxy Card will automatically revoke any previous GOLD Proxy Card when it is returned to us.

     [Graphic: box] YOUR PREVIOUS GOLD PROXY WAS UNSIGNED.  (If
                    signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

     [Graphic: box] YOUR PREVIOUS GOLD PROXY WAS UNDATED.  (Please
                    date, sign and return the new proxy in the enclosed envelope.)

     [Graphic: box] YOUR PREVIOUS GOLD PROXY OMITTED YOUR TITLE OR
                    AUTHORITY. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

     [Graphic: box] YOUR PREVIOUS GOLD PROXY, AS SIGNED, DID NOT
                    CONFORM TO THE NAME SHOWN ON THE PROXY. (Please date and sign this GOLD Proxy Card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate their capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

     [Graphic: box] YOUR PREVIOUS GOLD PROXY, AS MARKED, DID NOT
                    CLEARLY SPECIFY YOUR INSTRUCTIONS. Please sign, date and clearly mark your proxy.

     [Graphic: box] OTHER
                    __________________________________________________
                    __________________________________________________


     Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed GOLD Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. Once again, we greatly appreciate your support.

     Sincerely,

     GREAT WESTERN FINANCIAL CORPORATION



                    GREAT WESTERN FINANCIAL CORPORATION

     Dear Great Western Stockholder:

     Please accept our thanks for sending in the GREEN proxy card supporting your Board's recommendation on the Washington Mutual merger proposal. However, according to our latest records, we have not also received your GOLD proxy card regarding the June 13th Annual Meeting. Your support on BOTH proxy cards is important for the prompt completion of the Washington Mutual merger.

     SINCE TIME IS OF THE ESSENCE, WE URGE YOU TO SIGN, DATE AND
     RETURN THE ENCLOSED GOLD PROXY CARD TODAY.

     If you have any questions or need assistance in voting your shares, please call Georgeson & Company Inc., our solicitor, at 1-800-223-2064.

     Once again, we greatly appreciate your support.

     Sincerely,

     GREAT WESTERN FINANCIAL CORPORATION



                    GREAT WESTERN FINANCIAL CORPORATION

     Dear Great Western Stockholder:

     Please accept our thanks for sending in the GOLD proxy card supporting your Board's recommendations on the Annual Meeting proposals. However, according to our latest records, we have not also received your GREEN proxy card regarding the Washington Mutual merger vote at the June 13th Special Meeting. Your support on BOTH proxy cards is important for the prompt completion of the strategic merger with Washington Mutual, which your Board believes is in your best interests.

     SINCE TIME IS OF THE ESSENCE, WE URGE YOU TO SIGN, DATE AND
     RETURN THE ENCLOSED GREEN PROXY CARD TODAY.

     If you have any questions or need assistance in voting your shares, please call Georgeson & Company Inc., our solicitor, at 1-800-223-2064.

     Once again, we greatly appreciate your support.

     Sincerely,

     GREAT WESTERN FINANCIAL CORPORATION